UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Yoshiharu Global Co.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Yoshiharu Global Co.
6940 Beach Blvd., Suite D-705
Buena Park, CA 90621

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [  ], 2025

Dear Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Yoshiharu Global Co., a Delaware corporation (the “Company”), to be held on [___], 2025, at 8:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. You will not be able to attend the Special Meeting in person. You will be able to attend and participate in the Special Meeting online by visiting [___], where you will be able to listen to the meeting live, submit questions and vote. You will need to have the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials to participate in the virtual Special Meeting. As always, we encourage you to vote your shares prior to the Special Meeting.

You are being asked to vote on the following matters:

Proposal 1A. A proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(b), issuance of securities that will result in a change of control. (“Proposal 1A” or the “Change in Control Proposal”).

Proposal 1B. A proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of [2,720,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), which will result in a change of control. Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of Common Stock to be issued equals twenty percent (20%) or more of the Common Stock, or twenty percent (20%) or more of the voting power, outstanding before such issuance. (“Proposal 1B” or the “Share Issuance Proposal”).

Proposal 2. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock, par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholders (“Proposal 2” or the “Charter Amendment Proposal”).

Proposal 3. A proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 50,000,000 to 100,000,000 (“Proposal 3” or the “Authorized Share Increase Proposal”);

Proposal 4. A proposal to approve an amendment to the Company’s Charter for a 4-for-1 forward stock split of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock (“Proposal 4” or the “Forward Split Proposal”);

Proposal 5. A proposal to nominate for election certain members to the board of directors of the Company (the “Board”) (“Proposal 5” or the “Board Proposal”);

Proposal 6. A proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 6” or the “Adjournment Proposal”).

These items of business are more fully described in the Proxy Statement accompanying this notice.

The record date for the Special Meeting is [___], 2025. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. Stockholders of record must have the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials to participate in the Special Meeting. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the [___] website, then you may access, participate in, and vote at the Special Meeting with the control number indicated on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials. Otherwise, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Special Meeting) and obtain a “legal proxy” in order to be able to participate in or vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [        ], 2025 at 8:00 p.m. Eastern Time via telephone using the following dial-in information:
[___].

The Company’s Notice and proxy materials are available at [___].

By Order of the Board of Directors

/s/ James Chae

 James Chae, Chief Executive Officer

[___], 2025

You are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Special Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing the completed proxy card as promptly as possible in order to ensure your representation at the Special Meeting. Voting instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online at the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must follow the instructions from such organization and obtain a proxy issued in your name from that record holder.

Yoshiharu Global Co.
6940 Beach Blvd., Suite D-705
Buena Park, CA 90621

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [       ], 2025

The Yoshiharu Global Co. board of directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”) of Yoshiharu Global Co., a Delaware corporation (sometimes referred to as “we,” “us,” the “Company” or “Yoshiharu”) to be held virtually, via telephone using the following dial-in information, on [___], 2025, at 8:00 p.m. Eastern Time, and any one or more adjournments or postponements thereof. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting:

[___]

This Proxy Statement (including the Notice of Special Meeting of Stockholders) is first being made mailed to stockholders beginning on or about [___], 2025.

Stockholders of record at the close of business on [___], 2025 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, there were [___] shares of common stock, par value $0.0001 per share (the “Common Stock”) outstanding. A list of stockholders entitled to vote at the Special Meeting will be available for examination by stockholders for any purpose germane to the Special Meeting for ten days before the Special Meeting during normal business hours at our address above.

MEETING AGENDA

Proposals	Page	Board Recommendation

Proposal 1A. A proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(b), issuance of securities that will result in a change of control. (“Proposal 1A” or the “Change in Control Proposal”).

[_] For

Proposal 1B. A proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of [2,720,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), which will result in a change of control. Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of Common Stock to be issued equals twenty percent (20%) or more of the Common Stock, or twenty percent (20%) or more of the voting power, outstanding before such issuance. (“Proposal 1B” or the “Share Issuance Proposal”).	[_]	For
Proposal 2. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock , par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholders; (“Proposal 2” or the “Charter Amendment Proposal”).		[_] For
Proposal 3 A proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 50,000,000 to 100,000,000 (“Proposal 3” or the “Authorized Shares Increase Proposal”);		[_] For
Proposal 4 A proposal to approve an amendment to the Company’s Charter for a 4-for-1 forward stock split of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock (“Proposal 4” or the “Forward Split Proposal”);		[_] For
Proposal 5. A proposal to nominate for election certain members to the board of directors of the Company (the “Board”) (“Proposal 5” or the “Board Proposal”);		[_] For
Proposal 6: A proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 6” or the “Adjournment Proposal”).	[_]	For

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Where and when is the Special Meeting?

The Special Meeting will be held on [___], 2025, at 8:00 p.m. Eastern Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast on the internet, with no physical in-person meeting. A summary of the information you need to attend the Special Meeting online is provided below:

● Any stockholder may listen to the Special Meeting via telephone using the following dial-in information: [___]. The virtual meeting will begin at 8:00 p.m. Eastern Time.

● Stockholders of record as of the Record Date may vote during the Special Meeting via live audio webcast.

● To enter the meeting, please enter your control number.

● If you do not have your control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting.

● The Company will be holding the Special Meeting via teleconference using the following dial-in information: [___].

We recommend that you log in approximately 5 minutes before 8:00 p.m. Eastern Time to ensure you are logged in when the Special Meeting starts.

If you plan to vote during the Special Meeting, you may still do so even if you have already returned your proxy.

What do I need in order to be able to participate in the Special Meeting online?

You will need the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have your control number, you will be able to listen to the meeting only, you will not be able to vote or submit questions during the meeting. You may attend and vote at the Special Meeting via teleconference using the following dial-in information:

[___]

Who can vote at the Special Meeting?

On the Record Date, there were [___] shares of Common Stock outstanding and entitled to vote. Only stockholders of record on the Record Date will be entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank, dealer or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a 16-digit control number via email or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your voting instruction form, and you wish to vote prior to or at the virtual Special Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

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How many votes do I have?

On the matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What am I voting on?

There are two matters scheduled for a vote:

Proposal 1A. A proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(b), issuance of securities that will result in a change of control. (“Proposal 1A” or the “Change in Control Proposal”).

Proposal 1B. A proposal to approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of [2,720,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), which will result in a change of control. Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of Common Stock to be issued equals twenty percent (20%) or more of the Common Stock, or twenty percent (20%) or more of the voting power, outstanding before such issuance. (“Proposal 1B” or the “Share Issuance Proposal”).

Proposal 2. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock, par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholders, and (iii) (“Proposal 2” or the “Charter Amendment Proposal”).

Proposal 3. A proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock from 50,000,000 to 100,000,000 (“Proposal 3” or the “Authorized Shares Increase Proposal”);

Proposal 4. A proposal to approve an amendment to the Company’s Charter for a 4-for-1 forward stock split of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock (“Proposal 4” or the “Forward Split Proposal”);

Proposal 5. A proposal to nominate for election certain members to the board of directors of the Company (the “Board”) (“Proposal 5” or the “Board Proposal”);

Proposal 6. A proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 6” or the “Adjournment Proposal”).

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Why is the Company proposing to increase the authorized shares and carry out a Forward Stock Split?

The Company’s board of directors (the “Board”) believes increasing the number of authorized shares and doing the Forward Stock Split will encourage interest in our common stock and possibly promote greater liquidity for our stockholders. The Board believes it to be in the best interests of the Company to possibly broaden our stockholder base thereby improving trading liquidity, and to enhance the Company’s flexibility in connection with possible future actions, such as acquisitions of property, acquisitions of similar businesses, or other corporate purposes.

Why is the Company proposing to an Amendment to the Charter?

The Company’s Board believes that the Charter Amendment Proposal will remove the dependence on Mr. Chae for certain corporate actions.

Why is the Company proposing the Share Issuance Proposal and the Change of Control Proposal?

In order to comply with Nasdaq Listing Rule 5635(b) and 5635(d), the Company needs stockholder approval when it is issuing securities that may result in a change of control or are issuing securities in excess of 20% of the issued and outstanding securities of the Company.

What if another matter is properly brought before the Special Meeting?

The Board does not know of any other matters to be brought before the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record on the Record Date, you may vote at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online during the meeting even if you have already voted by proxy.

● VOTE BY MAIL: By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [5:00] p.m., Eastern Time, on [___], 2025.

● VOTE BY PHONE: You may attend and vote at the Special Meeting via teleconference using the following dial-in information:

[___]

● VOTE BY PROXY CARD: To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other agent, you should have received these proxy materials or voting instruction form containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you will need the control number included on your voting instruction form, on your proxy card or on the instructions that accompanied your proxy materials.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in “street name” and you do not instruct your broker how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the Nasdaq deems the particular proposal to be a “routine” matter. Although our shares are not listed with the Nasdaq, the Nasdaq regulates broker-dealers and their discretion to vote on stockholder proposals. Under the Nasdaq rules applicable to brokers and other similar organizations that are subject to Nasdaq rules, such organizations may use their discretion to vote your “uninstructed shares” with respect to matters considered to be “routine” under Nasdaq rules, but not with respect to “non-routine” matters. Under such rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.

Proposal 1A and 1B (the Change in Control Proposal and the Share Issuance Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.

Proposal 2 (the Charter Amendment Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.

Proposal 3 (the Authorized Shares Increase Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.

Proposal 4 (the Forward Split Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.

Proposal 5 (the Board Proposal) is considered “non-routine” and, accordingly, your broker may not vote your shares on this proposal without your instructions.

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Proposal 6 (the Adjournment Proposal) is considered “routine” and, accordingly, your broker may vote your shares on this proposal without your instructions.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other securities intermediary cannot vote the shares for such matter. When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a separate matter is deemed “non-routine” and the broker, bank or other securities intermediary holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner. Such un-voted shares on “non-routine” matters are counted as broker non-votes.

Because the Nasdaq has determined that Proposal 1 (the Share Issuance Proposal), Proposal 2 (the Charter Amendment Proposal), Proposal 3 (the Authorized Shares Increase Proposal), Proposal 4 (the Forward Split Proposal), and Proposal 5 (the Board Proposal) are considered to be “non-routine”, we do not anticipate any broker non-votes with respect to Proposal 1, 2,3 4 and 5 at the Special Meeting. Accordingly, it is particularly important that beneficial owners instruct their bank, broker or agent how they wish to vote their shares for the Share Issuance Proposal, the Charter Amendment Proposal, the Authorized Shares Increase Proposal, the Forward Split Proposal and the Board Proposal.

Accordingly, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker or bank by the deadline provided in the materials you receive from your broker or bank.

Who is paying for this proxy solicitation?

The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our shares entitled to vote at the Special Meeting. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

What does it mean if I receive more than one proxy?

If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways: • You may submit another properly completed proxy card with a later date.

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● You may grant a subsequent proxy by telephone or through the internet.

● You may send a timely written notice that you are revoking your proxy to: Yoshiharu Global Co., 6940 Beach Blvd., Suite D-705 Buena Park, CA 90621, Attention: Secretary.

● You may vote during the Special Meeting which will be hosted via the internet. Simply attending the Special Meeting online will not, by itself, revoke your proxy. Even if you plan to attend the Special Meeting online, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Special Meeting online.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank, or other agent you should follow the instructions provided by your broker, bank, or other agent.

How are votes counted?

Each share of our Common Stock you own entitles you to one vote. The inspector of elections will count votes for the meeting.

With respect to Proposal 1A and 1B (the Change in Control Proposal and the Share Issuance Proposal), Proposal 2 (the Charter Amendment Proposal), Proposal 3 (the Authorized Shares Increase Proposal), Proposal 4 (the Forward Split Proposal), and Proposal 5 (the Board Proposal)the inspector of elections will separately count votes “For” and “Against,” and abstentions.

Abstentions will not be counted towards the vote total and will have no effect on Proposal 1A and 1B (the Change in Control Proposal and the Share Issuance Proposal), Proposal 2 (the Charter Amendment Proposal), Proposal 3 (the Authorized Shares Increase Proposal), Proposal 4 (the Forward Split Proposal), and Proposal 5(the Board Proposal).

Proposal 1A and 1B (the Change in Control Proposal and the Share Issuance Proposal) Proposal 2 (the Charter Amendment Proposal), Proposal 3 (the Authorized Shares Increase Proposal), Proposal 4 (the Forward Split Proposal), and Proposal 5 (the Board Proposal) are considered “non-routine” under Nasdaq rules, and accordingly, your broker may not vote your shares on each proposal without instructions from you. Therefore, we do not anticipate any “broker non-votes” with respect to Proposals 1,2,3 4, and 5 at the Special Meeting.

With respect to Proposal 5 (the Adjournment Proposal), the inspector of elections will separately count votes “For” and “Against,” and abstentions. We have been advised by the Nasdaq that Proposal 6 (the Adjournment Proposal) is considered “routine” under Nasdaq rules, and accordingly, your broker may vote your shares on this proposal without instructions from you. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal.

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What vote is required for adoption or approval of the proposal and how will votes be counted?

The following table summarizes the minimum vote needed to approve the proposal and the effect of abstentions.

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions	Effect of Broker Non-Votes (if any)	Board Recommendation
1 A	Change in Control Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
1 B	Share Issuance Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR

2	Charter Amendment Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
3	Authorized Shares Increase Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
4	Forward Split Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
5	Board Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	No effect	N/A	FOR
6	Adjournment Proposal	“For” votes from the holders of a majority of total votes cast on the matter	FOR, AGAINST, or ABSTAIN	AGAINST	AGAINST	FOR

What Happens if Proposals 1-5 are approved at the Special Meeting?

If Proposal 1A and 1B is approved at the Special Meeting, the Company will be permitted to issue the Class B Common Stock which will result in a change of control, and issue up to an aggregate of [2,720,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) in connection with certain subscription agreements relating to recent financings of the Company. For additional information, please see “Proposal 1 - Potential Effects of Approval of this Proposal” below.

If Proposal 2 is approved at the Special Meeting, the Charter will be amended and the automatic conversion of the Class B share of Common Stock to Class A Common Stock will no longer depend upon the ownership change of James Chae (“Mr. Chae”), and (ii) the taking of corporate actions at a stockholder meeting shall also not be dependent on the ownership interests of Mr. Chae. Instead, this threshold shall be changed to connect to the ownership interests of the BS1 Fund, that will have a controlling position in the Company as a result of the Share Issuance.

If Proposal 3 is approved, the number of authorized shares will increase from 50,000,000 to 100,000,000.

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If Proposal 4 is approved at the Special Meeting, a 4-for-1 forward stock split of the Company’s Class A Common Stock and Class B Common Stock will go into effect, increasing the number of shares each class.

If Proposal 5 is approved at the Special Meeting, the new board nominees will be elected to serve on the Board,

What Happens if Proposals 1-6 are not approved at the Special Meeting?

If Proposal 1A and B is not approved at the Special Meeting, then the Company cannot issue the Class B Common Stock and the Investors shall not be able to exercise their warrants and will be entitled to either (i) require the Company to assist the Investor in filing for an exemption under Rule 144 or other applicable SEC regulations to remove transfer restrictions, or if such exemption is unavailable, demand the Company to repurchase the Shares at the original purchase price or (ii) demand a full refund of the subscription amount.

If Proposal 2 is not approved at the Special Meeting, the current Charter will remain the same.

If Proposal 3 is not approved, the number of authorized shares will remain the same.

If Proposal 4 is not approved at the Special Meeting, the current Charter will remain the same, and no split will take place

If Proposal 5 is not approved at the Special Meeting, the current Board nominees will not be elected to serve on the Board.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting. The presence, by virtual attendance or by proxy, of the holders of one-third in voting power of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Special Meeting. On the Record Date, there were [___] shares of Common Stock outstanding and entitled to vote. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum

Thus, the holders of [___] shares of Common Stock must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, dealer or other agent) or if you vote online during the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chair of the Special Meeting or the holders of a majority of shares of our Common Stock present by virtual attendance at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL 1A:
THE CHANGE OF CONTROL PROPOSAL

This is a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(b), where stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control.

(a)	On March 24, 2025, the Company entered into subscription agreements (i) with BS1 Fund, (ii) James Chae, and (iii) Golden Bridge (each, the “Subscription Agreement” and collectively, the “Subscription Agreements”) pursuant to which BS1 Fund, James Chae and Golden Bridge agreed to cancel indebtedness in an aggregate amount of $2,500,000 in exchange for the issuance of an aggregate of 1,000,000 warrants. In addition, the Company will issue up to an aggregate of [780,000] Shares of the Company’s Class A Common Stock to BS1 Fund, James Chae and Golden Bridge, as further consideration.

(b)	The Company will also issue 220,000 Shares of the Company’s Class B common stock, par value $0.0001 par value per share (“Class B Common Stock”) to BS1 Fund, which will result in a change of control under Nasdaq Listing Rule 5635(b).

Why We Need Stockholder Approval

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control.

The issuance of shares of Class B Common Stock to BS1 Fund will constitute a change of control for purposes of Nasdaq Listing Rule 5635(b). In light of Nasdaq Listing Rule 5635 (b), the Class B Common Stock will not be issued unless we obtain approval of our stockholders.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transaction described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

If the Change of Control Proposal is not approved at the Special Meeting, then we will be unable to issue any shares of Class B Common Stock and the control of the Class B Common Stock would remain with Mr. Chae, and he would not convert his Class B Common Stock into Class A Common Stock.

Vote Required

The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal in accordance with Nasdaq Listing Rule 5635-3(e). Abstentions will have no effect on the proposal. We have been advised by the Nasdaq that this Proposal 1 is considered “non-routine” under Nasdaq rules, and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE CHANGE OF CONTROL PROPOSAL.

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PROPOSAL 1 B:
THE SHARE ISSUANCE PROPOSAL

This is a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d).

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

The issuance of shares pursuant to the Subscription Agreements described below will result in the Company issuing securities in excess of 20% of its outstanding securities. In light of Nasdaq Listing Rule 5635, no securities will be issued pursuant to the Subscription Agreements unless we obtain approval of our stockholders.

The Company is issuing up to an aggregate of 2,720,000 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) pursuant to the following “Subscription Agreements” as follows:

(a)       issuable to Global AI Focus 1 Fund, Haru 1st Fund, Econovation Fund and Sky Line Fund, pursuant to the terms of the respective subscription agreements dated as of March 17, 2025, (i) by and between the Company and Global AI Focus 1 Fund, (ii) by and between the Company and Haru 1st Fund, (iii) by and between the Company and Econovation Fund, and (iv) by and between the Company and Sky Line Fund;

(b)	issuable to Evergreen Fund, Good Mood Studio, Harang Co., Horizon Fund, Long Beach Fund and Vertex Fund, pursuant to the terms of the respective subscription agreements dated as of March 25, 2025, (i) by and between the Company and Evergreen Fund, (ii) by and between the Company and Good Mood Studio, (iii) by and between the Company and Harang Co., (iv) by and between the Company and Horizon Fund, (v) by and between the Company and Long Beach Fund, and (vi) by and between the Company and Vertex Fund;

(c)	780,000 shares of Class A Common Stock issuable to (i) with BS1 Fund, (ii) James Chae, and (iii) Golden Bridge, and 220,000 shares of Class B Common Stock to BS1 Fund;

(d)	issuable to Atlas Fund and Keystone Fund pursuant to the terms of the respective subscription agreements dated as of April 2, 2025, (i) by and between the Company and Atlas Fund and (ii) by and between the Company and Keystone Fund; and

(e)	issuable to Green Light Fund, Blue Ocean Fund, and Good Mood Studio, pursuant to the terms of the respective subscription agreements dated as of March 21, 2025, (i) by and between the Company and Green Light Fund, (ii) by and between the Company and Blue Ocean Fund, and (iii) by and between the Company and Good Mood Studio (A) will constitute more than twenty percent (20%) of our outstanding Common Stock and more than twenty percent (20%) of outstanding voting power prior to such issuance and (B) will result in a change of control of the Company, therefore we are required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(b) and (d). (“Proposal 1” or the “Share Issuance Proposal”).

The Subscription Agreements

On March 17, 2025, Yoshiharu Global Co., a Delaware corporation (the “Company”) entered into securities subscription agreements (the “Subscription Agreements”) with Global AI Focus 1 Fund, Haru 1st Fund, Econovation Fund and Sky Line Fund, pursuant to which the investors purchased an aggregate of 480,000 warrants for a purchase price of $1,200,000.

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On March 24, 2025, the Company entered into subscription agreements (i) with BS1 Fund, (ii) James Chae, and (iii) Golden Bridge (each, the “BS1 Subscription Agreement” and collectively, the “Bs1 Subscription Agreements”) pursuant to which BS1 Fund, James Chae and Golden Bridge agreed to cancel indebtedness in an aggregate amount of $2,500,000 in exchange for the issuance of an aggregate of 1,000,000 warrants.

Pursuant to the Additional Subscription Agreements, the Company will issue up to an aggregate of 780,000 Shares of the Company’s Class A Common Stock to BS1 Fund, James Chae and Golden Bridge, pursuant to the terms of the respective Additional Subscription Agreements, whereby BS1 Fund, James Chae and Golden Bridge agreed to cancel indebtedness in an aggregate amount of $2,500,000 in exchange for the issuance of an aggregate of 1,000,00 warrants. In addition, the Company will issue 220,000 Shares of the Company’s Class B common stock, par value $0.0001 par value per share (“Class B Common Stock”) to BS1 Fund, which will result in a change of control under Nasdaq Listing Rule 5635(b).

On March 25, 2025, the Company entered into Subscription Agreements with certain investors pursuant to which the investors agreed to pay $1,650,000 in aggregate to purchase an aggregate of 660,000 warrants.

On April 2, 2025, the Company entered into Subscription Agreements with certain investors pursuant to which the investors agreed to pay $1,000,000 in aggregate to purchase an aggregate of [400,000] warrants.

On April 9, 2025, the Company entered into subscription agreements (i) with Daeboreun Co. Ltd. and (ii) CST Company German GmbH (the “GmbH Subscription Agreements”) pursuant to which Daeboreum Co. Ltd. and CST Company German GmbH agreed to cancel indebtedness in an aggregate amount of $1,000,000 in exchange for the issuance of an aggregate of 400,000 warrants

The Subscription Agreements contain customary representations, warranties, and indemnification provisions and were entered into in reliance on self-certification as an accredited investor pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Each warrant is exercisable for one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at an exercise price of $0.01 (the “Shares”) pursuant to the terms of (i) warrant agreements dated as of March 17, 2025, (ii) warrant agreements dated as of March 24, 2025, (iii) warrant agreements dated as of March 25, (iv) warrant agreements dated as of April 2, 2025, and (v) warrant agreements dated as of April 9, 2025 (the “Warrant Agreements”).

Notwithstanding the foregoing, the Subscription Agreement with BS1 Fund provides for warrants for both Class A Common Stock and Class B Common Stock to be issued. Pursuant to the terms of the Warrant Agreement, in the event that the Company has not obtained stockholder approval, the Company may not issue upon exercise of the Warrants a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued pursuant to the subscription agreements executed contemporaneously between the Company and other investors or holders of Warrants (whether for Common Stock or Warrants) would equal twenty (20%) percent or more of the Common Stock or twenty (20%) percent or more of the voting power of the Company outstanding before the issuance (the “Requisite Stockholder Approval”).

Pursuant to the Subscription Agreements and the Additional Subscription Agreements, the Company is obligated to submit a registration statement to the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days following the filing of the Company’s Annual Report on Form 10-K with the SEC for the fiscal year ended December 31, 2024. If the Company fails to file the registration statement by this deadline, it shall provide written notice to the investors within five (5) business days, detailing the reason for the delay and the expected timeline for submission.

The Subscription Agreements also provide that should the Company (i) fail to submit the registration statement within the timeline specified above or if the registration statement is denied, withdrawn or not declared effective by the SEC within one-hundred twenty (120) days from the filing date or (ii) fail to obtain the Requisite Stockholder Approval within 75 days from the date of the Subscription Agreements, the investors will have the option, in their sole discretion, to: (1) with respect to (i), require the Company to assist it in filing for an exemption under Rule 144 or other applicable SEC regulations to remove the transfer restrictions from the Shares, or, if such exemption is unavailable, demand the Company to repurchase the Warrants or underlying shares at the original purchase price; or (2) demand a full refund of the subscription amount, subject to the Company’s financial capability as verified by an independent audit conducted within 15 days of the demand. The Subscription Agreements also state that should a refund become necessary, the Company is obligated to process and complete the refund within thirty (30) calendar days of it exercising its right to a refund. If the Company fails to remit the refund within this period, the outstanding amount shall accrue interest at an annual rate of eight percent (8%) until fully paid.

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Subject to certain exceptions set forth in the Warrant Agreement (including while the Requisite Approval is being obtained), in the event that the Company does not deliver the Shares upon the exercise of the Warrants, the Company shall, within five (5) Trading Days after the investor’s request either (1) pay in cash to an amount equal to the total purchase price (including brokerage commissions, if any) for the shares of Common Stock that the investor purchased in open market transactions, at which point the Company’s obligation to issue such the Shares shall terminate or (2) promptly honor its obligation to deliver to the investor or its designee such Shares or credit the investor’s or its designee’s balance account with DTC for such Shares and pay cash to the investor in an amount equal to investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the open market transactions, less the product of (A) the number of shares of Common Stock purchased in the, and (B) the Closing Sale Price of a share of Common Stock on the Exercise Date.

Why We Need Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

The issuance of the Shares would not constitute a public offering under the Nasdaq Listing Rules. In addition, immediately prior to the execution of the Subscription Agreements, we had 1,717,745 shares of Common Stock issued and outstanding. Therefore, the issuance of up to 2,720,000 Shares would constitute greater than 20% of the shares of common stock outstanding immediately prior to the execution of the Subscription Agreements, and such issuance would also result in a change of control.

Accordingly, stockholder approval is required as the issuance of the Shares (i) does not constitute a public offering under the Nasdaq Listing Rules and the previously described pricing conditions are not met, and (ii) would result in a change of control.

Dilution and Potential Adverse Impact of Approval of the Share Issuance Proposal

The issuances of the Shares, will result in an increase in the number of shares of Common Stock outstanding and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transaction described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.

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If the Share Issuance Proposal is not approved at the Special Meeting, then the Investors shall not be able to exercise their warrants and will be entitled to either (i) require the Company to assist the Investor in filing for an exemption under Rule 144 or other applicable SEC regulations to remove transfer restrictions, or if such exemption is unavailable, demand the Company to repurchase the Shares at the original purchase price or (ii) demand a full refund of the subscription amount.

Vote Required

The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal in accordance with Nasdaq Listing Rule 5635-3(e). Abstentions will have no effect on the proposal. We have been advised by the Nasdaq that this Proposal 1 is considered “non-routine” under Nasdaq rules, and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

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PROPOSAL 2

THE CHARTER AMENDMENT PROPOSALS

This is a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock , par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholders; (“Proposal 2” or the “Charter Amendment Proposal”).

If Proposal 2 is approved at the Special Meeting, (i) the automatic conversion feature of the Class B Common Stock will not be automatically converted to Class A Common Stock upon the ownership change of James Chae (“Mr. Chae”), and (ii) the taking of corporate actions at a stockholder meeting shall also not be dependent on the ownership interests of Mr. Chae. Instead, this threshold shall be changed to connect to the ownership interests of the BS1 Fund, that will have a controlling position in the Company as a result of the Share Issuance.

The current Charter has the following provisions which we are proposing to amend:

ARTICLE IV – STOCK

Section 4.2 Common Stock. (d) Conversion. (ii) Automatic Conversion. Each share of Class B Common Stock shall automatically be converted into one fully paid and non-assessable share of Class A Common Stock upon the earliest of (A) the date such shares cease to be beneficially owned (as such term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (“Section 13(d)”)) by James Chae (“Mr. Chae”) and (B) at 5:00 p.m. Pacific Time on the date that Mr. Chae ceases to beneficially own (as such term is defined under Section 13(d)) at least 25% of the voting power of all the outstanding shares of capital stock of the Corporation.

ARTICLE VII -STOCKHOLDER ACTION

For such time as Mr. Chae beneficially owns greater than 50% of the voting power of outstanding Common Stock of the Corporation, any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The amendment to the Charter will:

1.	replace Section 4.2 as follows:

Section 4.2 Common Stock. (d) Conversion. (ii) Automatic Conversion. Each share of Class B Common Stock shall automatically be converted into one fully paid and non-assessable share of Class A Common Stock upon the earliest of (A) the date such shares cease to be beneficially owned (as such term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (“Section 13(d)”)) by BS1 Fund and (B) at 5:00 p.m. Pacific Time on the date that BS1 Fund ceases to beneficially own (as such term is defined under Section 13(d)) at least 25% of the voting power of all the outstanding shares of capital stock of the Corporation.

2.	Delete Section VII and replace with:

ARTICLE VII -INTENTIONALLY OMITTED

Reasons for the Proposed Charter Amendment Proposals

We are recommending the amendments to the Charter to remove any action or reliance on the holdings of Mr. Chae.

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Vote Required

The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal. Abstentions will have no effect on the proposal. This Proposal 2 is considered “non-routine” and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposal.

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Proposal No. 3: Approval of Authorized Shares INCREASE

We are asking our shareholders to approve an amendment to our Amended and Restated Articles of Incorporation (the “Charter”) to increase the number of authorized shares of our capital stock to 100,000,000, and correspondingly increase the number of authorized shares of our Class A Common Stock to 90,000,000 and the number of authorized shares of 10,000,000 shares of Class B Common Stock, in the form of Annex B hereto (the “Authorized Shares Amendment”). Our Charter currently authorizes the issuance of 50,000,000 shares of Common Stock of which 49,000,000 is designated as Class A Common Stock and 1,000,000 of which is designated as Class B Common Stock.

If our shareholders approve this proposal at the Annual Meeting, Article 4, Section 4.1, of the Existing Charter would be amended and restated in its entirety to read as follows:

“Section 4.1 Authorized Stock. Subject to Section 4.2(c)(ii) hereof, the aggregate number of shares which the Corporation shall have authority to issue is 100,000,000 shares, of which 90,000,000 shall be designated as Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and 10,000,000 shall be designated as Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock or the Class B Common Stock may be increased or decreased (but not below the number of shares of the Class A Common Stock or the Class B Common Stock, as the case may be, then outstanding) by the affirmative vote of the holders of shares of capital stock of the Corporation representing at least a majority of the voting power of all the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, on such increase or decrease irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law, and no vote of the holders of any of the Class A Common Stock or the Class B Common Stock voting separately as a class shall be required therefor.”

On April [*], 2025, the holders of all of the issued and outstanding Class B Common Stock approved the Authorized Shares Increase Proposal by written consent. If our stockholders approve this proposal at the Special Meeting, we intend to file Certificate of Amendment to our Charter reflecting the approved amendment with the Secretary of State of the State of Delaware as soon as practicable following the Special Meeting, at which time the increase in the number of authorized shares of the Company’s capital stock, and each of the respective increases to the authorized Common Stock and Class A Common Stock and Class B Stock would become effective.

As of April [*], 2025, (i) _____________ shares of Class A Common Stock were issued and outstanding, (ii) ________________ shares of Class A Common Stock were reserved for issuance under our equity incentive plans, including upon exercise of outstanding options to purchase Common Stock, and (iii) _______ shares of Class B Common Stock were issued and outstanding.

Additionally, under Proposal No. 4 we are requesting that shareholders approve the proposed amendment to the Charter which would effect a 4-for-1 forward stock split of the Company’s Class A Common Stock and Class B Common Stock. The approval of Proposal No. 4 is not conditioned on the approval of this Proposal No. 3.

The Board believes that it is in the Company’s best interest and that of its stockholders to increase the number of authorized shares of the Company’s capital stock to give the Company sufficient authorized shares to generally support its growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. The additional authorized shares would enable the Company to issue shares in the future in a timely manner and under circumstances the Company considers favorable without incurring the risk, delay and potential expense incident to obtaining shareholder approval for a particular issuance.

Increasing the number of authorized shares of Common Stock will not alter the number of shares of Class A Common Stock and Class B Common Stock presently issued and outstanding or reserved for issuance, other than pursuant to the Forward Stock Split Proposal, and will not change the relative rights of holders of any shares. The additional authorized shares of Class A Common Stock and Class B Common Stock, if and when issued, would have the same respective rights and privileges as the shares of Class A Common Stock and Class B Common Stock previously authorized, issued and outstanding.

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The issuance of any of the additional authorized shares of Class A Common Stock and Class B Common Stock may dilute the proportionate ownership and voting power of existing shareholders, and their issuance, or the possibility of their issuance, may depress the market price of our Class A Common Stock.

We do not have any existing plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares of Class A Common Stock and Class B Common Stock other than as disclosed in the Company’s filings with the SEC. However, we may decide to seek additional financing through equity or debt issuances or divest of certain assets or businesses to provide additional working capital to sustain our operations. The issuance of any shares of Class A Common Stock and Class B Common Stock, or securities convertible Class A Common Stock and Class B Common Stock, in connection with any such financing, may dilute the proportionate ownership and voting power of existing shareholders and depress the market price of our Class A Common Stock.

The availability of additional authorized but unissued shares of our capital stock may enable our Board to render it more difficult, or discourage an attempt to obtain control of, the Company, which may adversely affect the market price of our Class A Common Stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal was not in our best interests, shares of capital stock could be issued by the Board without shareholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent shareholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal. Abstentions will have no effect on the proposal. This Proposal 3 is considered “non-routine” and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Authorized Shares Increase Proposal.

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PROPOSAL NO. 4: APPROVAL OF FORWARD STOCK SPLIT

The Board has approved and is recommending that the Company’s stockholders approve an amendment to the Existing Charter (the “Forward Split Amendment”) to effect a [4]-for-1 forward split of our Class A Common Stock and Class B Common Stock (the “Forward Split”) in the form of Annex B hereto. In other words, once the forward split takes place, you will receive three additional shares for each share common stock you hold. Your percentage ownership in the company and relative voting power will remain essentially unchanged. This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Special Meeting with authority to vote on such matters.

If our shareholders approve Proposal No. 4 at the Special Meeting, Article 4, of the Existing Charter would be amended to add the following paragraph:

“Section 4.1.1 Forward Stock Split.

Effective upon filing this Certificate of Amendment with the Secretary of State of the State of Delaware, without regard to any other provision of this amended and restated certificate of incorporation, a 4-for-1 forward stock split for: (i) each share of Class A Common Stock, and (ii) each share of Class B Common Stock, issued and outstanding as of the filing of this Certificate of Amendment, shall automatically occur (the “Forward Stock Split”), without any action of the part of the holders thereof. Pursuant to the Forward Stock Split, (i) each one (1) share of Class A Common Stock shall be reclassified and changed into four (4) fully paid and nonassessable shares of Class A Common Stock, having a par value of $0.0001 per share, and (ii) each one (1) share of Class B Common Stock shall be reclassified and changed into four (4) fully paid and nonassessable shares of Class B Common Stock, having a par value of $0.0001 per share.”

Reasons for the Forward Split

We are hopeful that the forward split will encourage interest in our shares of common stock and possibly promote greater liquidity for our stockholders. We cannot guarantee that this will be the case or, indeed, that any of the foregoing hoped-for effects will result from the forward split.

The board believes it to be in the best interests of the Company to increase the number of issued and outstanding shares of Class A and Class B Common Stock. Reasons for this include the board’s desire to make more shares available and broaden our stockholder base thereby improving trading liquidity, and to enhance the Company’s flexibility in connection with possible future actions, such as acquisitions of property, acquisitions of similar businesses, or other corporate purposes.

Effects of the Forward Split

General

Pursuant to the Forward Split, each holder of record of one (1) share of Class A Common Stock or Class B Common Stock, as the case may be, issued and outstanding immediately prior to the effectiveness of the Forward Split, will become entitled to three (3) additional shares of Class A Common Stock or Class B Common Stock, as the case may be, after consummation of the Forward Split. In effect, each one (1) share of Class A Common Stock or Class B Common Stock will become four (4) shares of Class A Common Stock or Class B Common Stock, respectively.

If shareholders approve Proposal No. 4, we will be able to issue up to [*] Class A Common Stock and [*] shares of Class B Common Stock. If shareholders do not approve Proposal No. 4, we will be unable to effect the Forward Split.

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Effect on Authorized and Outstanding Shares of Class A Common Stock and Class B Common Stock

As of March 31, 2025, there were [1,617,745] shares of Class A Common Stock and [100,000] shares of Class B Common Stock issued and outstanding. Upon filing of the Forward Split Amendment, the Company will be authorized to issue a maximum of ____________ shares of Class A Common Stock and _____________ shares of Class B Common Stock, and the number of issued and outstanding shares of shares of Class A Common Stock and shares of Class B Common Stock will be increased to ____________ shares of Class A Common Stock and _____________ shares of Class B Common Stock.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Class A Common Stock and shares of Class B Common Stock prior and subsequent to the Forward Split will remain the same.

Certain Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Forward Split to holders of our Class A Common Stock and Class B Common Stock. This summary is based on the income tax provisions of the Code, United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Forward Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Class A Common Stock or Class B Common Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Class A Common Stock or Class B Common Stock whose functional currency is not the U.S. dollar, holders that hold our Series B Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Class A Common Stock or Class B Common Stock in connection with employment or other performance of services, or persons that do not hold our Class A Common Stock or Class B Common Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Class A Common Stock or Class B Common Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Class A Common Stock or Class B Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Forward Split.

The receipt of our Class A Common Stock or Class B Common Stock following the effective date of the Forward Split solely in exchange for our Class A Common Stock or Class B Common Stock, respectively, held prior to the Forward Split will not generally result in a recognition of gain or loss to the shareholders.

The aggregate adjusted tax basis of a shareholder in the Class A Common Stock or Class B Common Stock received after the Forward Split will be the same as the aggregate adjusted tax basis of the Class A Common Stock or Class B Common Stock held prior to the Forward Split exchanged therefor, and the holding period of the Class A Common Stock or Class B Common Stock received after the Forward Split will include the holding period of the Class A Common Stock or Class B Common Stock held prior to the Forward Split exchanged therefor. No gain or loss will be recognized by the Company as a result of the Forward Split. The Company’s views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

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This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Forward Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE FORWARD SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE FORWARD SPLIT.

Effective Date Of The Forward Split

If the proposal is approved by the shareholders, the forward split will become effective within approximately ten (10) days following stockholder approval, or such other date as approved by the Board.

Delivery Of Certificates

Once the forward split becomes effective, Continental Stock Transfer and Company, our stock transfer agent will deliver to you a new certificate which represents the additional common shares as a result of the three-for-one forward split. The Company will incur the costs to cancel your old certificate(s) and issue new three-for-one forward split stock certificates.

Right To Abandon Forward Split

Although we do not anticipate doing so, we may abandon the proposed forward split at any time prior to its effectiveness if our board of directors deems it advisable to do so. Any decision as to the appropriateness of the forward split will be made solely by our board of directors and will depend upon numerous factors including the future trading price of our stock, the growth and development of our business and our financial condition and results of operations.

Vote Required

Vote Required

The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal. Abstentions will have no effect on the proposal. This Proposal 4 is considered “non-routine” and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the Forward Stock Split Proposal.

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Proposal 5
ELECTION OF DIRECTORS

Proposal 4 is to approve the election of two new nominees to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified. The Board recommends a vote “FOR” each of thetwo nominees composing the “Board Slate”. If you sign and return a Proxy Card but do not specify how you want your shares voted, then your proxy will vote your shares as recommended by the Board, as follows:

Name	Board Recommendation
Abe Lim	“FOR”
Jae-Hyo Seo	“FOR”

Abe Lim, Independent Director

Abe Lim, a seasoned real estate and investment professional with over 21 years of experience. With deep expertise in strategic growth, capital investment, and real estate operations, he brings a wealth of knowledge to his new role. As the co-founder of several successful ventures—including Circa Properties, Landmark Trust Investment Company, Mila Capital, and Camileon Investment Partners—Mr. Lim has built a reputation for visionary leadership, disciplined execution, and a strong commitment to community impact.

Throughout his career, he has led with a people-first philosophy, fostering high-performing teams and developing businesses rooted in integrity and innovation. His appointment reflects a dedication to strong governance, forward-thinking strategy, and long-term value creation. Mr. Lim holds a degree in Economics from the University of California, Irvine.

Jae-Hyo Seo, Independent Director

Jae-Hyo Seo served as an investigator in the South Korean prosecution from 1995 to 2009, beginning at the Suwon District Prosecutor’s Office and later working at the Seoul Central District Prosecutor’s Office. Afterward, he worked as a consultant at the law firms Dadam and Pyeongsan Law LLC from 2011 to 2020. He then, worked at the Korea Land and Geospatial Informatix Corporation and is currently serving as a director at P2SG Global.

General Questions About Proposal 4

What is the current composition of the Board?

The Bylaws require that the Board have no fewer than one (1) but no more than eleven (11) directors. The Board or the stockholders may fix the number of directors. Prior to the Special Meeting, the Board is comprised of ______________________________

How many nominees can be elected as directors at the Annual Meeting?

The Board fixed the size of the Board at five (5) directors. Therefore, up to five (5) nominees can be elected to the Board at the Annual Meeting.

At the Special Meeting, the Board will ask stockholders to vote on the election of five (5) directors, each to serve on our Board for a term of one (1) year or until his successor is duly elected and qualified.

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How does the Board recommend I vote?

The Board recommends you vote “FOR” the election of the two nominees composing the Board Slate:

Abe Lim
Jae-Hyo Seo

What if a nominee is unable or unwilling to serve?

If elected, each nominee will serve until the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until his successor shall be elected and qualified. Each of the two nominees has consented to being named in a proxy statement relating to the Annual Meeting and to serve as a director if elected.

If, prior to the Special Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee. Proxies cannot be voted for a greater number of persons than the number of nominees.

How are nominees elected?

Directors are elected by the majority of votes cast by the shares entitled to vote in the election of directors at the Special Meeting.

Vote Required

The approval of this proposal requires “For” votes from the holders of a majority of total votes cast on the proposal. Abstentions will have no effect on the proposal. This Proposal 5 is considered “non-routine” and accordingly, your broker may not vote your shares without instructions from you. Therefore, we do not expect “broker non-votes” to exist in connection with this proposal. If a proxy card is signed and returned or otherwise voted without marking voting selections, the persons named in your proxy will vote your shares “For” this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE COMPOSING THE BOARD SLATE

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PROPOSAL 6
THE ADJOURNMENT PROPOSAL

The Proposal

This is a proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, the Charter Amendment Proposal, the Forward Split Proposal and the Board Proposal or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (“Proposal 5” or the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the chair of the Special Meeting will not adjourn the Special Meeting to a later date.

Required Vote

The Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock as of [____] by:

● each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

● each of our directors;

● each of our named executive officers; and

● all of our current executive officers and directors as a group.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in a footnote to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on Based on ______________ shares of Class A common stock outstanding as of April [*], 2025.

Unless otherwise indicated, the address of each individual listed in this table is c/o Yoshiharu Global Co., 6940 Beach Blvd. Suite D-705, Buena Park, CA 90621.

Name of Beneficial Owner	Number of Class A Shares Beneficially Owned(1)	Percent of Class A Common Stock Outstanding(2)	Number of Class B Shares Beneficially Owned(1)	Percent of Class B Common Stock Outstanding(2)	Percent of Total Voting Power(2)(3)
James Chae	617,100	46.32%	100,000	100.00%	69.34%
Soojae Ryan Cho	1,400	*	-	-	*
Jay Kim**	10,000	*	-	-	*
Harinne Kim	2,500	*	-	-	*
Yusil Yeo	1,000	*	-	-	*
All NEOs and Directors as a Group (5 persons)	632,000	47.44%	100,000	100.00%	69.98%

*	Beneficial ownership of less than 1.0% is omitted. ** Amicably resigned on February 13, 2025.

(1)	A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.
(2)	Shares of our Common Stock issuable upon the conversion of our Class B common stock are deemed outstanding for purposes of computing the percentage shown above. In addition, for purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days after the date of this prospectus. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days after the date of this prospectus is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.
(3)	Our Class B Common Stock has 10 votes per share, while our Class A Common Stock has one vote per share.

(1) Unless otherwise noted, the business address of each of the following individuals is c/o Yoshiharu Global Co., 6940 Beach Blvd., Suite D-705 Buena Park, CA 90621.

(2) Includes 1,000,000 shares of Class A common stock issuable upon conversion by Mr. Chae of up to 1,000,000 shares of Class B common stock.

(3) Includes 1,000,000 shares of Class A common stock issuable upon conversion by Mr. Chae of up to 1,000,000 shares of Class B common stock.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Yoshiharu stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate materials, please notify your broker or Yoshiharu. Direct your written request to the attention of the Secretary of Yoshiharu Global Co., 6940 Beach Blvd., Suite D-705 Buena Park, CA 90621. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL FILINGS

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website [___] and click on “SEC Filings” under the “Investors” heading. Copies of our SEC filings, are also available without charge to stockholders by contacting the Secretary of Yoshiharu Global Co., 6940 Beach Blvd., Suite D-705 Buena Park, CA 90621.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. This discretionary authority is granted when you sign the form of proxy.

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ANNEX A

PROXY CARD

Yoshiharu Global Co.

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

SPECIAL MEETING OF STOCKHOLDERS

[  ], 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

Yoshiharu Global Co.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
[  ], 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [ ], 2025, in connection with the Special Meeting to be held at 8:00 p.m. ET on [  ], 2025 in a virtual meeting format via teleconference using the following dial-in information:

[___]

The undersigned hereby appoints James Chae, whom may act, as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, par value $0.0001 per share, of Yoshiharu Global Co. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS TO BE VOTED ON AT THE SPECIAL METING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS. This notice of meeting, the accompany proxy statement and proxy card will be available at [___].

PROPOSAL 1A. The Change in Control Proposal - A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(b), issuing securities that will result in a change of control of the Company (“ (“Proposal 1A” or the “Change of Control Proposal”).

For ☐	Against ☐	Abstain ☐

PROPOSAL 1B. The Share Issuance Proposal - A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of [___] shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Proposal 1B” or the “Share Issuance Proposal”).

For ☐	Against ☐	Abstain ☐

PROPOSAL 2. The Charter Amendment Proposal -  A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to amend (i) Section IV (d) (ii) of the Charter relating to the automatic conversion provisions of the Class B shares of Common Stock , par value $0.0001 per share (“Class B Common Stock”), and (ii) Section VII of the Charter relating to corporate action taken at any annual or special meeting of the stockholders; (“Proposal 2” or the “Charter Amendment Proposal”).

For ☐	Against ☐	Abstain ☐

PROPOSAL 3. The Authorized Shares Increase Proposal -  A proposal to approve an amendment to the Company’s Charter to increase the number of authorized shares of the Company’s capital stock from 50,000,000 to 100,000,000 (“Proposal 3” or the “Authorized Shares Increase Proposal”).

For ☐	Against ☐	Abstain ☐

PROPOSAL 4. The Forward Split Proposal -  A proposal to approve an amendment to the Company’s Charter for a 4-for-1 forward stock split of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and Class B Common Stock (“Proposal 4” or the “Forward Split Proposal”).

For ☐	Against ☐	Abstain ☐

PROPOSAL 5 The Board Proposal -  A proposal A proposal to nominate for election each of the following members to the board of directors of the Company (the “Board”) (“Proposal 5” or the “Board Proposal”);

Abe Lim
For ☐	Against ☐	Abstain ☐

Jae-Hyo Seo
For ☐	Against ☐	Abstain ☐

PROPOSAL 6. The Adjournment Proposal -  A proposal to approve the adjournment of the Special Meeting by the chair of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Share Issuance Proposal, or (ii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.

For ☐	Against ☐	Abstain ☐

Dated: , 2025

Dated: , 2025	Stockholder’s Signature

Stockholder Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO

CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Annex B

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
YOSHIHARU GLOBAL CO

Yoshiharu Global Co. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article IV, and Article VII as follows:

ARTICLE IV – STOCK

The following Section 4.1 shall be deleted in its entirety and replaced with the following:

“Section 4.1 Authorized Stock. Subject to Section 4.2(c)(ii) hereof, the aggregate number of shares which the Corporation shall have authority to issue is 100,000,000 shares, of which 90,000,000 shall be designated as Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and 10,000,000 shall be designated as Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock or the Class B Common Stock may be increased or decreased (but not below the number of shares of the Class A Common Stock or the Class B Common Stock, as the case may be, then outstanding) by the affirmative vote of the holders of shares of capital stock of the Corporation representing at least a majority of the voting power of all the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, on such increase or decrease irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law, and no vote of the holders of any of the Class A Common Stock or the Class B Common Stock voting separately as a class shall be required therefor.

Section 4.1.1 Forward Stock Split.

Effective upon filing this Certificate of Amendment with the Secretary of State of the State of Delaware, without regard to any other provision of this amended and restated certificate of incorporation, a 4-for-1 forward stock split for: (i) each share of Class A Common Stock, and (ii) each share of Class B Common Stock, issued and outstanding as of the filing of this Certificate of Amendment, shall automatically occur (the “Forward Stock Split”), without any action of the part of the holders thereof. Pursuant to the Forward Stock Split, (i) each one (1) share of Class A Common Stock shall be reclassified and changed into four (4) fully paid and nonassessable shares of Class A Common Stock, having a par value of $0.0001 per share, and (ii) each one (1) share of Class B Common Stock shall be reclassified and changed into four (4) fully paid and nonassessable shares of Class B Common Stock, having a par value of $0.0001 per share.”

Section 4.2 shall be deleted in its entirety and replaced with the following:

“Section 4.2 Common Stock. (d) Conversion. (ii) Automatic Conversion. Each share of Class B Common Stock shall automatically be converted into one fully paid and non-assessable share of Class A Common Stock upon the earliest of (A) the date such shares cease to be beneficially owned (as such term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (“Section 13(d)”)) by BS1 Fund and (B) at 5:00 p.m. Pacific Time on the date that BS1 Fund ceases to beneficially own (as such term is defined under Section 13(d)) at least 25% of the voting power of all the outstanding shares of capital stock of the Corporation.”

SECTION VII shall be deleted in its entirety and replaced with the following:

“ARTICLE VII -STOCKHOLDER ACTION - INTENTIONALLY OMITTED”

SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

THIRD. That this amendment was duly authorized by the holders of a majority of the voting stock of the Corporation by written consent of the stockholders of the Corporation. Said amendment was duly adopted in accordance with the provisions of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [●] day of [●], 2025 .

YOSHIHARU GLOBAL CO

By:
Name:
Title:

B-2